UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2008

UNITED STATES NATURAL GAS FUND, LP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33096 (Commission File Number)	20-5576760 (I.R.S. Employer Identification No.)

1320 Harbor Bay Parkway, Suite 145
Alameda, California 94502

(Address of principal executive offices)
(Zip Code)

(510) 522-3336

Registrant's telephone number, including area code

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01 Other Events.

Attached as Exhibit 99.1 and incorporated herein by reference are the Consolidated Financial Statements of United States Commodity Funds LLC, the General Partner of the Registrant, as of and for the periods ended December 31, 2007 and May 31, 2008 (unaudited).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
23.1	Consent of Registered Independent Public Accounting Firm, which is incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-152121).
99.1	Consolidated Financial Statements of United States Commodity Funds LLC, the General Partner of the Registrant, as of December 31, 2007 and May 31, 2008 (unaudited).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES NATURAL GAS FUND, LP
By: United States Commodity Funds LLC,
its general partner

Date: August 22, 2008	By: /s/ Nicholas D. Gerber Name: Nicholas D. Gerber Title: Chief Executive Officer